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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):   August 10, 1998



                      ELECTRONIC DATA SYSTEMS CORPORATION
            (Exact name of registrant as specified in its charter)



          Delaware                     01-11779              75-2548221
 (State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)               File Number)        Identification No.)


                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                   (Address of Principal Executive Offices,
                              Including Zip Code)



      Registrant's telephone number, including area code:  (972) 604-6000


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ITEM 5.  OTHER EVENTS.

     On August 10, 1998, the Registrant entered into the Purchase Agreement attached as Exhibit 99(a) hereto with the General Motors Hourly Rate Employees Pension Plan and the Underwriters identified therein in connection with the offering by the General Motors Hourly-Rate Employees Pension Plan of 11,500,000 shares of the Registrant's Common Stock. Also on August 10, 1998, that Pension Plan and the Underwriters entered into the Pricing Agreement attached as Exhibit A to the Purchase Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)    EXHIBITS

         EXHIBIT
         NUMBER                  DESCRIPTION OF DOCUMENT
         -------                 -----------------------

         99(a) Purchase Agreement dated August 10, 1998 among the Registrant, the General Motors Hourly Rate Employees Pension Plan, Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (the "Underwriters"), together with the Pricing Agreement dated August 10, 1998, between the General Motors Hourly Rate Employees Pension Plan and the Underwriters.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ELECTRONIC DATA SYSTEMS
                                         CORPORATION



                                         By:  /S/ D. GILBERT FRIEDLANDER
                                            --------------------------------
                                         Name:   D. Gilbert Friedlander
                                         Title:  Senior Vice President

August 10, 1998




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